THE JAMESTOWN FUNDS

The Jamestown Balanced Fund
a series of
Williamsburg Investment Trust

1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

Dear Shareholder:

We are writing to let you know about important developments involving The Jamestown Balanced Fund. Lowe, Brockenbrough & Company (“LB&C”), the investment advisor to the Jamestown Funds, after careful consideration, has proposed a tax-free reorganization of The Jamestown Balanced Fund into another series of the Trust, The Jamestown Equity Fund. Your fund’s current operating expenses will be reduced following the reorganization since The Jamestown Equity Fund has a lower expense ratio than The Jamestown Balanced Fund. Moreover, shareholders will not pay any costs associated with the reorganization, which will be borne by LB&C. As a shareholder of The Jamestown Balanced Fund, you are being asked to vote on this proposal.

The reorganization is designed to achieve economies of scale by combining The Jamestown Balanced Fund with The Jamestown Equity Fund. On the date of the reorganization, your shares will automatically be converted into shares of The Jamestown Equity Fund, which has similar investment objectives, investment strategies and risk factors as The Jamestown Balanced Fund. In fact, all of the equity securities held by The Jamestown Balanced Fund are also held by The Jamestown Equity Fund. However, there are essential differences between the funds. Most importantly, The Jamestown Equity Fund does not offer any exposure to fixed income investments; instead, it invests primarily in a diversified portfolio of domestic equity securities. As a result, the net asset value of The Jamestown Equity Fund may fluctuate more due to changes in the stock market than that of The Jamestown Balanced Fund. Because the two funds do not have identical investment objectives and strategies, shareholders must consider if the resulting investment in The Jamestown Equity Fund is consistent with their investment objectives.

We believe the combination of the two series of the Trust will provide the opportunity for improved operating efficiencies as the fixed costs of operating a mutual fund can be spread over a larger pool of assets. As a result of the larger asset size of the combined fund, the projected expense ratio of The Jamestown Equity Fund is expected to be lower following the reorganization. For these and other reasons, shareholders are expected to benefit from the reorganization.

On July 17, 2015 at 10:00 a.m., at the offices of Ultimus Fund Solutions, LLC, the Trust’s transfer agent, 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246, a Special Meeting of Shareholders will be held. The purpose of the meeting is to consider and approve an Agreement and Plan of Reorganization providing for the reorganization of The Jamestown Balanced Fund into The Jamestown Equity Fund. If the reorganization is approved and completed, you will become a shareholder of The Jamestown Equity Fund.

Formal notice of this Meeting appears in the enclosed Prospectus/Proxy Statement as well as a description of the proposed reorganization. The form of Agreement and Plan of Reorganization is attached as Appendix A to the Prospectus/Proxy Statement. The Board of Trustees believes that this transaction is in the best interests of shareholders of The Jamestown Balanced Fund and has unanimously recommended that shareholders vote “FOR” the proposal.

In connection with the reorganization you should note the following:
•	The reorganization is expected to qualify as a tax-free transaction
•	The value of the shares in The Jamestown Equity Fund you receive in the reorganization will equal the value of the shares you exchange from The Jamestown Balanced Fund
•	The reorganization is also expected to provide shareholders the opportunity to potentially benefit from economies of scale.

The Board of Trustees of the Trust has fixed the close of business on June 12, 2015 as the record date for the Meeting. Shareholders of record on that date are entitled to notice of, and to vote at the Meeting. Your vote is important no matter how many shares you own. In addition to voting by mail, you may vote by telephone or through the Internet as follows:

	TO VOTE BY TELEPHONE:		TO VOTE BY INTERNET:
1)	Read the Prospectus/Proxy Statement and have the enclosed proxy card at hand	1)	Read the Prospectus/Proxy Statement and have the enclosed proxy card at hand
2)	Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions	2)	Go to the website that appears on the enclosed proxy card and follow the simple instructions

We encourage you to vote by telephone or through the internet using the control number that appears on the enclosed proxy card. Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Prospectus/Proxy Statement carefully before you vote.

If you have any questions after considering the enclosed materials, please call 1-866-738-1126. Please take this opportunity to vote. Thank you for your participation and for your continued support.

Respectfully,

Charles M. Caravati, III, CFA
President
The Jamestown Balanced Fund

NOTICE OF MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 17, 2015

Williamsburg Investment Trust
The Jamestown Balanced Fund

To Shareholders of The Jamestown Balanced Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of The Jamestown Balanced Fund, a series of Williamsburg Investment Trust (the “Trust”), will be held at 10:00 a.m. Eastern Time on July 17, 2015, at the offices of Ultimus Fund Solutions, LLC at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to consider and vote on the following:

1. Approval of the Agreement and Plan of Reorganization and related transactions that provide for the transfer of all of the assets of The Jamestown Balanced Fund to The Jamestown Equity Fund in exchange for shares of The Jamestown Equity Fund and the assumption by The Jamestown Equity Fund of the known liabilities of The Jamestown Balanced Fund, and the distribution of such shares to shareholders in complete liquidation of The Jamestown Balanced Fund, all as described in the attached Prospectus/Proxy Statement.

2. To transact any other business that may properly come before the Meeting or any postponement or adjournment thereof.

The proposed reorganization is described in the attached Prospectus/Proxy Statement. The form of Agreement and Plan of Reorganization is attached as Appendix A to the Prospectus/Proxy Statement.

The Board of Trustees of the Trust has fixed the close of business on June 12, 2015 as the record date for the Meeting. Shareholders of record on that date are entitled to notice of, and to vote at, the Meeting.

By Order of the Board of Trustees,

Charles M. Caravati, III, CFA
President
The Jamestown Balanced Fund

______________, 2015

your vote is important. please vote by telephone or through the internet by following the instructions on your proxy card whether or not you plan to be present at the meeting. you may also vote by signing the enclosed proxy and returning it in the enclosed envelope. no postage is necessary if mailed in the united states. the proxy is revocable and will not affect your right to vote in person if you attend the meeting.

PROSPECTUS/PROXY STATEMENT
___________, 2015

Acquisition of the Assets and Liabilities of

The Jamestown Balanced Fund (JAMBX)
a series of
Williamsburg Investment Trust
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226
(1-866-738-1126)

By and in Exchange for Shares of

The Jamestown Equity Fund (JAMEX)
a series of
Williamsburg Investment Trust

This Prospectus/Proxy Statement is being furnished to shareholders of The Jamestown Balanced Fund, a series of Williamsburg Investment Trust (the “Trust”), in connection with a Meeting of Shareholders of The Jamestown Balanced Fund (the “Meeting”) to be held at 10:00 a.m. Eastern Time on July 17, 2015, at the offices of the Trust’s transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. At the Meeting, shareholders of The Jamestown Balanced Fund will be asked to approve an Agreement and Plan of Reorganization, pursuant to which The Jamestown Balanced Fund will be reorganized into The Jamestown Equity Fund (the “Reorganization”). The Jamestown Balanced Fund and The Jamestown Equity Fund are referred to herein collectively as the “Funds” and individually as a “Fund.”
TABLE OF CONTENTS
I.	GENERAL INFORMATION	5
II.	INTRODUCTION	6
III.	QUESTIONS AND ANSWERS REGARDING THE REORGANIZATION	7
IV	PROPOSAL: REORGANIZATION OF THE JAMESTOWN BALANCED FUND INTO THE JAMESTOWN EQUITY FUND	15
V.	OTHER INFORMATION	19
VI.	VOTING INFORMATION	20
VII.	FINANCIAL STATEMENTS AND EXPERTS	22
VIII.	LEGAL MATTERS	22
IX.	INFORMATION FILED WITH THE SEC	22
APPENDIX A: AGREEMENT AND PLAN OF REORGANIZATION		23
APPENDIX B: PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS		36
APPENDIX C: PRINCIPAL RISKS OF INVESTING IN THE FUNDS		38

I.	GENERAL INFORMATION

This Prospectus/Proxy Statement concisely sets forth information you should know before voting on the following proposal:

Proposal - To be Voted on by Shareholders of The Jamestown Balanced Fund
Approval of the Agreement and Plan of Reorganization and related transactions that provide for the transfer of all of the assets of The Jamestown Balanced Fund to The Jamestown Equity Fund in exchange for shares of The Jamestown Equity Fund and the assumption by The Jamestown Equity Fund of the known liabilities of The Jamestown Balanced Fund, and the distribution of such shares to shareholders in complete liquidation of The Jamestown Balanced Fund, all as described in this Prospectus/Proxy Statement.

Please read this Prospectus/Proxy Statement carefully and keep it for future reference. This Prospectus/Proxy Statement and related proxy materials are first being made available to shareholders on or about ____________, 2015. Shareholders of record as of the close of business on June 12, 2015 are entitled to vote at the Meeting and any adjournments thereof.

Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”) and are hereby incorporated by reference into this Prospectus/Proxy Statement.

Information about The Jamestown Balanced Fund and The Jamestown Equity Fund	How to Obtain this Information
Prospectus of The Jamestown Funds, dated August 1, 2014, as supplemented from time to time.
Copies are available upon request and without charge if you:

Visit www.jamestownfunds.com on the Internet; or

Write to The Jamestown Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246; or

Call 1-866-738-1126

Statement of Additional Information of The Jamestown Funds, dated August 1, 2014, as supplemented from time to time.
Audited financial statements and related report of independent registered public accounting firm of The Jamestown Funds included in the Annual Report to Shareholders for the fiscal year ended March 31, 2015.

Unaudited financial statements of The Jamestown Funds included in the Semi-Annual Report to Shareholders for the period ended September 30, 2014.

Information about the Reorganization	How to Obtain this Information
Statement of Additional Information dated ___________, 2015 which relates to this Prospectus/Proxy Statement and the Reorganization
Copies are available upon request and without charge if you:

Visit www.jamestownfunds.com on the Internet; or

Write to The Jamestown Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246; or

Call 1-866-738-1126

All of the foregoing Fund documents can be viewed online or downloaded from the EDGAR database without charge on the SEC’s Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the SEC’s Public Reference Room in Washington, D.C. 20549-1520. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Section Washington D.C., 20549-1520. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

II.	INTRODUCTION

This Prospectus/Proxy Statement relates to the reorganization of The Jamestown Balanced Fund into The Jamestown Equity Fund. In the reorganization, all of the assets of The Jamestown Balanced Fund will be acquired by The Jamestown Equity Fund in exchange for shares of The Jamestown Equity Fund. Following shareholder approval, shares of The Jamestown Equity Fund will be distributed to the shareholders of The Jamestown Balanced Fund in accordance with their respective percentage ownership interests in The Jamestown Balanced Fund on the closing date, which is expected to be on or around July 28, 2015. The Jamestown Balanced Fund will then be terminated. These events, collectively, are referred to in this Prospectus/Proxy Statement as the “Reorganization.”

It is intended that, as a result of the proposed Reorganization, each of The Jamestown Balanced Fund’s shareholders will receive on a tax-free basis (for U.S. federal income tax purposes) a number of full and fractional shares of The Jamestown Equity Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of The Jamestown Balanced Fund held by such shareholder immediately prior to the closing of the Reorganization.

Until the closing date, shareholders of The Jamestown Balanced Fund will continue to be able to redeem their shares at the next determined share price after receipt of a redemption request in proper form by Ultimus Fund Solutions, LLC, the Fund’s transfer agent (the “Transfer Agent”). (See “How to Redeem Shares” in The Jamestown Balanced Fund’s Prospectus dated August 1, 2014.) If the Reorganization is consummated, shareholders will be free to redeem shares of The Jamestown Equity Fund they receive in the transaction at the next determined share price after receipt of a redemption request in proper form by the Transfer Agent.

Shareholders of The Jamestown Balanced Fund are being asked to approve the Agreement and Plan of Reorganization. A copy of the form of Agreement and Plan of Reorganization is attached as Appendix A. By approving the Agreement and Plan of Reorganization, The Jamestown Balanced Fund’s shareholders are approving the Reorganization, which includes the liquidation and termination of The Jamestown Balanced Fund. The Agreement and Plan of Reorganization has been approved by the Board of Trustees of the Trust.

If The Jamestown Balanced Fund’s shareholders do not approve the Reorganization, the Board of Trustees of the Trust will consider what other action, if any, should be taken in the best interests of The Jamestown Balanced Fund and its shareholders.

III.            QUESTIONS AND ANSWERS REGARDING THE REORGANIZATION

The following questions and answers provide an overview of key features of the proposed Reorganization. Please call 1-866-738-1126 with any questions about the Reorganization or this Prospectus/Proxy Statement generally or to obtain a copy of the prospectus and statement of additional information of the Funds.

1.            Why is the Reorganization being proposed?

The Reorganization will combine two series with similar investment objectives and similarities in a number of their portfolio holdings into one series. The Reorganization is being proposed in order to achieve operating efficiencies and lower operating expenses and to provide an opportunity for a more efficient investment management process. The Reorganization may benefit you by reducing operating expenses due to the spreading of fixed costs over a larger pool of assets. Your fund’s current operating expenses will be reduced since The Jamestown Equity Fund has a lower expense ratio than The Jamestown Balanced Fund.

2.            How do the Trustees recommend that I vote?

The Trustees of the Trust, including the Trustees who are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust (the “Independent Trustees"), have concluded that the Reorganization will be in the best interests of shareholders of The Jamestown Balanced Fund and that their interests will not be diluted as a result of the Reorganization. Before approving the Agreement and Plan of Reorganization, the Trustees considered the similarities in the investment objectives and principal investment strategies of The Jamestown Balanced Fund and The Jamestown Equity Fund, as well as the other potential benefits (i.e. lower operating expenses) of the Reorganization to shareholders of The Jamestown Balanced Fund. The Board of Trustees of the Trust believes that the completion of the proposed Reorganization will enable shareholders of The Jamestown Balanced Fund to benefit from, among other things:

·	the fact that the expenses of The Jamestown Equity Fund are expected to be lower than the expenses of The Jamestown Balanced Fund; and

·	the potential to achieve operating efficiencies and economies of scale.

After careful consideration, the Board of Trustees of the Trust determined that the proposed Reorganization is in the best interests of The Jamestown Balanced Fund and its shareholders. The Board strongly urges you to vote FOR approval of the Reorganization.

3.            How do the fees and expenses of The Jamestown Equity Fund compare to those of The Jamestown Balanced Fund, and what are they estimated to be following the Reorganization?

As shown in the expense table below, the annual expense ratio of The Jamestown Equity Fund after the Reorganization is expected to be lower than the annual expense ratio of The Jamestown Balanced Fund. The advisory fees accrued by each Fund during the most recently completed fiscal year were at the rate of 0.65% of the Fund’s average daily net assets; however the advisory fee paid by The Jamestown Balanced Fund was equal to 0.59% of the Fund’s average daily net assets after fee waivers by Lowe, Brockenbrough & Co., Inc. (“LB&C”). The following table shows the fees and expenses of each Fund for its most recently audited fiscal year as well as the pro forma fees and expenses for The Jamestown Equity Fund for its fiscal year ending March 31, 2016 assuming that the Reorganization occurs on July 28, 2015. The examples following the table will help you compare the cost of investing in The Jamestown Balanced Fund with the estimated cost of investing in The Jamestown Equity Fund (based on the pro forma fees and expenses) after the Reorganization.

FEES AND EXPENSES
Based on Fiscal Year Ended:	3-31-15	3-31-15	3-31-16
	Jamestown Balanced Fund	Jamestown Equity Fund	Pro Forma: Jamestown Equity Fund
Shareholder Fees (fees paid directly from your investment)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%	0.65%
Service (12b-1) Fees	None	None	None
Other Expenses	0.70%	0.44%	0.31%
Total Annual Fund Operating Expenses	1.35%	1.09%	0.96%

Expense Example. This example is intended to help you compare the cost of investing in The Jamestown Balanced Fund with the cost of investing in The Jamestown Equity Fund. The examples assume that you invest $10,000 for the time  periods indicated. The examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. All expense information is based on the information set forth in the expense table above, including pro forma expense information for the Jamestown Equity Fund. Your actual costs may be higher or lower than those shown below.

	The Jamestown Balanced Fund	The Jamestown Equity Fund	Pro Forma: The Jamestown Equity Fund
1 Year	$ 137	$ 111	$ 98
3 Years	$ 428	$ 347	$ 306
5 Years	$ 739	$ 601	$ 531
10 Years	$1,624	$1,329	$1,178

4.            How do the investment objectives and principal investment strategies of The Jamestown Balanced Fund compare to those of The Jamestown Equity Fund?

The Funds have similar investment objectives and principal investment strategies with respect to their equity investments. The investment objectives of The Jamestown Balanced Fund are long-term growth of capital and income. Capital protection and low volatility are important investment goals. The allocation among equity and fixed income securities in The Jamestown Balanced Fund will normally range from a minimum of 25% to a maximum of 75% of the Fund’s net assets. The investment objective of The Jamestown Equity Fund is long-term growth of capital. Current income is incidental to this objective and may not be significant. Under normal circumstances, at least 80% of The Jamestown Equity Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities.

The Funds have substantially similar principal investment strategies with respect to their equity investments. The primary difference between the investment strategies of the Funds is that The Jamestown Balanced Fund seeks capital growth and income opportunities while The Jamestown Equity Fund simply seeks capital appreciation. The percentage of assets invested in equity and fixed income securities by The Jamestown Balanced Fund will vary from time to time based upon LB&C’s judgment of general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. LB&C considers the goals of capital protection and low volatility when adjusting the Fund’s portfolio allocation between equity securities and fixed income securities. LB&C believes that, by utilizing these investment strategies, The Jameston Balanced Fund's net asset value may not rise as rapidly as the stock market (as represented by the S&P 500 Index) during rising market cycles, but would not suffer as great a decline as the S&P 500 Index during declining market cycles.

The average maturity of the fixed income portion of The Jamestown Balanced Fund’s portfolio will typically vary from 3 to 12 years and will be shifted to reflect LB&C’s assessment of changes in credit conditions, international currency markets, economic conditions, fiscal policy, monetary policy and political climate. The allocation among equity and fixed income securities in The Jamestown Balanced Fund will normally range from a minimum of 25% to a maximum of 75% of the Fund’s net assets. As of March 31, 2015, 29.3% of the portfolio of The Jamestown Balanced Fund consisted of fixed income securities. After obtaining shareholder approval of the Reorganization, these fixed income securities will be sold by The Jamestown Balanced Fund prior to the consummation of the Reorganization.

The process used by LB&C to select equity investments for the Funds is substantially similar and the portfolio of equity securities held by each Fund is substantially the same, except for differences in amounts. LB&C seeks financially strong, relatively large companies that offer above average earnings and relatively modest valuations. LB&C uses a multi-factor screening process within a defined universe comprised of the stocks in the S&P 500 Index and the 50 largest capitalization stocks in the S&P 400 MidCap Index to select investments for each Fund. The process emphasizes securities with the most compelling earnings and valuation profiles based upon a variety of characteristics, including earnings momentum, earnings volatility, earnings estimate revisions, earnings surprises and price/earnings ratios.

As of March 31, 2015, common stocks comprised 65.1% of the portfolio of The Jamestown Balanced Fund and 93.4% of the portfolio of The Jamestown Equity Fund. As of March 31, 2015, the Funds had identical common stock holdings, although the amounts held varied, as The Jamestown Equity Fund had a larger position in each equity holding than The Jamestown Balanced Fund.

Although each Fund’s equity securities consist primarily of common stocks, each may invest a portion of its assets in other equity securities, including exchange-traded funds (“ETFs”), preferred stocks, convertible preferred stocks and convertible bonds that are rated at the time of purchase in the four highest grades assigned by a nationally recognized rating agency, or unrated securities determined by LB&C to be of comparable quality. As of March 31, 2015 each Fund held one identical ETF. The ETF comprised 1.4% of the portfolio of The Jamestown Balanced Fund and 2.0% of the portfolio of The Jamestown Equity Fund.

An equity security may be sold by the Funds when it no longer meets LB&C’s investment criteria, when there are more attractive investment opportunities or when the fundamentals of the issuer’s business or general market conditions have changed. For a description of each Fund’s portfolio investments, see the March 31, 2015 Annual Report for The Jamestown Funds.

For more information regarding the principal investment strategies of the Funds, see ”Principal Investment Strategies” in Appendix B.

5.            How do the risks of investing in The Jamestown Balanced Fund compare to the risks of investing in The Jamestown Equity Fund?

Because the investment process for the selection of equity securities and the equity holdings as of March 31, 2015 for each are identical for each Fund, they are both subject to the same risks associated with equity investments. The difference in risk characteristics between the Funds is that a portion of The Jamestown Balanced Fund’s portfolio consists of fixed income securities and is therefore subject to the risks associated with fixed income investments. The value of the fixed income securities held by The Jamestown Balanced Fund will fluctuate based on a variety of factors, including: interest rates, general bond market conditions, the maturity of the security and the creditworthiness of an issuer. The net asset value of The Jamestown Equity Fund may fluctuate more due to changes in the stock market than that of The Jamestown Balanced Fund. Because the two Funds do not have identical investment strategies, shareholders must consider if the resulting investment in The Jamestown Equity Fund is consistent with their investment objectives.

Each Fund is subject to the risk that you could lose all or a portion of the money you invest and there is no assurance that either Fund will achieve its investment objective(s). Upon redemption, an investment in either Fund may be worth less than its original cost. Each Fund, by itself, does not provide a complete investment program. Because the Funds are actively managed, they are subject to the risk that the investment strategies, techniques and risk analyses employed by LB&C may not produce the desired results. LB&C’s method of security selection may not be successful and could cause a Fund to underperform other funds with similar investment strategies. Also, because the Funds’ equity investment selections are chosen from a defined universe of the stocks in the S&P 500 Index and the 50 largest stocks in the S&P 400 MidCap Index, the Funds are subject to the risks of investing in larger capitalization companies. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

For more information regarding the principal risks of the Funds, see ”Principal Risks” in Appendix C.

6.            What is the performance record of the Funds?

The following charts show the past performance record of each Fund for the past ten calendar years. The charts give you an indication of the risks and variability of investing in the Funds by showing how their performance has varied from year to year. Each Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart. How a Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current to the most recent month-end, is available by calling 1-866-738-1126.

The Jamestown Balanced Fund (as of 12-31)	The Jamestown Equity Fund (as of 12-31)

Best Quarter	March 31, 2012	8.80%	Best Quarter	March 31, 2012	12.78%
Worst Quarter	December 31, 2008	- 11.89%	Worst Quarter	December 31, 2008	-20.50%

Average Annual Total Returns for Periods Ended December 31, 2014:
The Jamestown Balanced Fund	1 Year	5 Years	10 Years
Return Before Taxes	7.00%	10.26%	6.04%
Return After Taxes on Distributions(1)	4.22%	8.89%	4.63%
Return After Taxes on Distributions and Sale of Fund Shares(1)	6.03%	8.04%	4.71%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)(2)	13.69%	15.45%	7.67%
60% S&P 500 Index/40%Barclays Intermediate U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)(3)	9.43%	10.78%	6.52%
The Jamestown Equity Fund	1 Year	5 Years	10 Years
Return Before Taxes	9.68%	13.97%	6.89%
Return After Taxes on Distributions(1)	6.60%	12.85%	5.90%
Return After Taxes on Distributions and Sale of Fund Shares(1)	7.84%	11.17%	5.55%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)(2)	13.69%	15.45%	7.67%

(1)	After-tax returns are calculated assuming the historical highest individual federal income and capital gains rates. “Return After Taxes on Distributions” assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. “Return After Taxes on Distributions and Sale of Fund Shares” assumes all shares were redeemed at the end of each measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the impact of state and local taxes. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred programs, such as Individual Retirement Accounts (“IRAs”) or 401(k) plans.

(2)	The Standard & Poor’s 500 Index is an unmanaged index that measures the performance of the 500 largest U.S. companies listed on the New York Stock Exchange or NASDAQ.

(3)	The 60% S&P 500 Index/40%Barclays Intermediate U.S. Government/Credit Index is a blended index consisting of stocks in the S&P 500 Index and the Barclays Intermediate U.S. Government/Credit Index and is representative of a balanced portfolio consisting of both equity and fixed income securities.

For a detailed discussion of the manner of calculating total return, please see the Funds’ Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholder accounts.

Important information about the Funds’ performance is also contained in the Letter to Shareholder section of The Jamestown Funds’ most recent annual report.

7.            Will I Be Able to Purchase, Exchange and Redeem Shares and Receive Distributions the Same Way?

The Reorganization will not affect your right to purchase and redeem shares, to exchange shares and to receive distributions. After the Reorganization, you will be able to purchase additional shares, redeem shares, and receive distributions of The Jamestown Equity Fund in the same manner as you did for your shares of The Jamestown Balanced Fund before the Reorganization. The minimum initial investment in each Fund is $5,000 or $1,000 for tax deferred retirement accounts. The minimum additional investment in the Funds is $100 for participants in the automatic investment plan and these requirements will remain the same following the Reorganization.

After the Reorganization, shareholders who receive shares of The Jamestown Equity Fund in connection with the Reorganization will be able to purchase additional shares of The Jamestown Equity Fund, subject to the rights and restrictions currently in place for the Funds.

8.            Who will be the Investment Adviser and Portfolio Managers of The Jamestown Equity Fund after the Reorganization?

Lowe, Brockenbrough & Co., Inc. (“LB&C”) is the investment adviser to each of the Funds. LB&C is responsible for furnishing an investment program for the Funds, making the day-to-day investment decisions and arranging the execution of portfolio transactions. LB&C is located at 1802 Bayberry Court, Suite 400, Richmond, Virginia 23226 and has approximately $2.2 billion of assets under management as of March 31, 2015. The controlling shareholder of LB&C is Austin Brockenbrough, III who is a founding partner, Managing Director and Chairman of the Board of Directors of LB&C.

The co-portfolio managers for The Jamestown Balanced Fund are Charles M. Caravati, III, CFA, Lawrence B. Whitlock, Jr., CFA and Joseph A. Jennings, III, CFA. The co-portfolio managers for The Jamestown Equity Fund are Charles M. Caravati, III, CFA and Lawrence B. Whitlock, Jr. LB&C and the portfolio managers of The Jamestown Equity Fund will continue to manage The Jamestown Equity Fund in their same capacities following the Reorganization. Since Joseph A. Jennings, III, CFA was primarily responsible for managing the fixed-income portion of The Jamestown Balanced Fund, he will not be involved in the portfolio management of The Jamestown Equity Fund following the Reorganization.

The business experience of the portfolio managers for The Jamestown Equity Fund is described below:

·            Charles M. Caravati, III, CFA, currently serves as Chief Investment Officer and a Managing Director of LB&C and has been with the firm since 1992. Mr. Caravati has been a co-portfolio manager of The Jamestown Equity Fund since August 2000. Mr. Caravati has a B.A. degree in History and Economics and an M.B.A. from the University of Virginia. He has earned a Chartered Financial Analyst designation and has 28 years of investment experience.

·            Lawrence B. Whitlock, Jr., CFA, is a Managing Director of LB&C and has been with the firm since 1993. Mr. Whitlock has been a co-portfolio manager of The Jamestown Equity Fund since January 2002. Mr. Whitlock has a B.A. degree in History from the University of Richmond and an M.B.A. from Virginia Commonwealth University. He has earned a Chartered Financial Analyst designation and has 43 years of investment experience.

9.            How do the advisory fees of The Jamestown Balanced Fund compare to those of The Jamestown Equity Fund?

The Funds have similar advisory fee rates and advisory fee structures, although the fee structure for The Jamestown Balanced Fund contains an additional fee breakpoint. The advisory fee structure for The Jamestown Balanced Fund provides for payment of an investment advisory fee at the annual rate of 0.65% on the first $250 million of the average value of its daily net assets; 0.60% on the next $250 million of average daily net assets; and 0.55% on assets over $500 million. The advisory fee structure for The Jamestown Equity Fund provides for payment of an investment advisory fee at the annual rate of 0.65% on the first $500 million of the average value of its daily net assets; and 0.55% on assets over $500 million. LB&C currently is voluntarily waiving a portion of its investment advisory fees for The Jamestown Balanced Fund in an amount of $500 per month. LB&C will continue to waive its fees as necessary in order to maintain The Jamestown Balanced Fund's total operating expenses at their current level until the Reorganization. LB&C does not currently waive advisory fees for The Jamestown Equity Fund and has no current intention of doing so after the Reorganization. During the fiscal year ended March 31, 2015, The Jamestown Balanced Fund paid advisory fees (after fee waivers) equal to 0.59% of its average daily net assets and The Jamestown Equity Fund paid advisory fees equal to 0.65% of its average daily net assets.

10.            What shares of The Jamestown Equity Fund will shareholders of The Jamestown Balanced Fund receive if the Reorganization occurs?

Shareholders of The Jamestown Balanced Fund will receive shares of The Jamestown Equity Fund in an amount equal to the aggregate net asset value of The Jamestown Balanced Fund shares exchanged therefor.

11.            What are the U.S. federal income tax consequences of the Reorganization?

The Reorganization is expected to be tax-free for U.S. federal income tax purposes. This means that neither The Jamestown Balanced Fund nor shareholders of The Jamestown Balanced Fund are expected to recognize a gain or loss directly as a result of the Reorganization. It should be noted, however, that The Jamestown Balanced Fund may make one or more distributions to shareholders prior to the closing of the Reorganization. Any such distribution generally will be taxable to shareholders as ordinary income or a capital gain.

The adjusted tax basis of The Jamestown Balanced Fund’s shares is expected to carry over to shareholders’ new shares in The Jamestown Equity Fund that are received in the Reorganization in exchange for those Jamestown Balanced Fund shares, and the holding period in the shares of The Jamestown Equity Fund received is expected to be determined by including the holding period of those Jamestown Balanced Fund shares, provided that the shareholder held those Jamestown Balanced Fund shares as capital assets on the date of the Reorganization.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, resulting in recognition of gain or loss for U.S. federal income tax purposes if the shares are held in a taxable account. Please see “U.S. Federal Income Tax Consequences,” below for additional information.

12.            Who will pay the Expenses of the Reorganization?

LB&C has agreed to pay for all of the expenses of the Reorganization.

IV.	PROPOSAL: REORGANIZATION OF THE JAMESTOWN BALANCED FUND INTO THE JAMESTOWN EQUITY FUND

Introduction. This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies from shareholders of The Jamestown Balanced Fund by and on behalf of the Board of Trustees of the Trust for use at the Meeting.

Terms of the Proposed Reorganization. Shareholders of The Jamestown Balanced Fund are being asked to vote for the approval of the Agreement and Plan of Reorganization. If approved by The Jamestown Balanced Fund’s shareholders, the Reorganization is expected to occur on or around July 28, 2015, or such other date as the parties may agree, under the Agreement and Plan of Reorganization (the “Closing Date”). If the Agreement and Plan of Reorganization is not approved by the shareholders of The Jamestown Balanced Fund, the Board of Trustees of the Trust will consider what other action, if any, should be taken in the best interests of The Jamestown Balanced Fund and its shareholders.

The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. This summary is qualified in its entirety by the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Appendix A. You should read Appendix A for a more complete understanding of the Agreement and Plan of Reorganization.

·	The Jamestown Balanced Fund will transfer all of its assets and known liabilities to The Jamestown Equity Fund in exchange for shares of The Jamestown Equity Fund with an aggregate net asset value equal to the net asset value of the transferred assets and liabilities.

·	The assets and liabilities of The Jamestown Balanced Fund and The Jamestown Equity Fund will be valued as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date, using the valuation policies and procedures of the Trust.

·	The shares of The Jamestown Equity Fund received by The Jamestown Balanced Fund will be distributed to the shareholders of The Jamestown Balanced Fund in an amount equal to the aggregate net asset value of The Jamestown Balanced Fund shares exchanged therefor, in full liquidation of The Jamestown Balanced Fund.

·	As part of the Reorganization, The Jamestown Balanced Fund’s affairs will be wound up, and The Jamestown Balanced Fund will be terminated under state law.

The Reorganization requires approval by shareholders of The Jamestown Balanced Fund and satisfaction of a number of other conditions. The Reorganization may be terminated at any time under certain other circumstances.

The Jamestown Equity Fund Shares. If the Reorganization occurs, shareholders of The Jamestown Balanced Fund will receive shares of The Jamestown Equity Fund in an amount equal to the aggregate net asset value of The Jamestown Balanced Fund shares exchanged therefore. The Jamestown Equity Fund shares that a Jamestown Balanced Fund shareholder will receive will have the following characteristics:

·	They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s shares of The Jamestown Balanced Fund as of the business day before the closing of the Reorganization, as determined using the Trust’s valuation policies and procedures.

·	The procedures for purchasing and redeeming a shareholder’s shares will not change as a result of the Reorganization.

·	Shareholders will have voting and other rights the same as those they currently have, but as shareholders of The Jamestown Equity Fund.

Factors Considered by the Board of Trustees of the Trust

The Reorganization will combine two series of the Trust having similar investment objectives and investment policies into one series and is designed to achieve operating efficiencies due to the spreading of fixed costs over a larger pool of assets. At a regular meeting held on May 19, 2015, all of the Trustees of the Trust, including the Independent Trustees, considered and approved the Reorganization. They determined that the Reorganization was in the best interests of existing shareholders of The Jamestown Balanced Fund and that their interests would not be diluted as a result of the transaction contemplated by the Reorganization.

Before approving the Agreement and Plan of Reorganization, the Trustees evaluated extensive information provide by management of the Trust and reviewed various factors about the Funds and the proposed Reorganization. The Trustees considered the relative asset size of The Jamestown Balanced Fund, including the benefits of combining the assets of The Jamestown Balanced Fund and The Jamestown Equity Fund to create a larger combined entity. As of March 31, 2015, the total assets of The Jamestown Balanced Fund were $18,254,172 and the total assets of The Jamestown Equity Fund were $29,595,936. If the Reorganization were completed as of that date, The Jamestown Equity Fund would have total assets of approximately $47,850,108.

The Trustees considered that the operating expenses of The Jamestown Equity Fund upon completion of the Reorganization are projected to be less than those of The Jamestown Balanced Fund. The Trustees considered the similarities of the Funds’ investment processes and investment portfolios, noting that as of March 31, 2015, the Funds had identical equity security holdings, though The Jamestown Equity Fund held a larger position in each equity security than The Jamestown Balanced Fund. The Trustees further considered the performance records of the Funds and noted that the annualized performance of The Jamestown Equity Fund for the 1-, 5-, 10- and 20-year periods ending March 31, 2015 was higher than that of The Jamestown Balanced Fund, which invests in both equity and fixed income securities.

In addition, the Trustees considered, among other things:

·	The terms and conditions of the Reorganization;
·	The fact that the Reorganization would not result in the dilution of shareholders’ interests;
·	The expense ratios, fees and expenses of The Jamestown Balanced Fund and the anticipated expense ratios, fees and expenses of The Jamestown Equity Fund which are projected to be lower than The Jamestown Balanced Fund;
·	The comparative performance information, including the overall performance results of The Jamestown Equity Fund during the past 10 calendar years;
·	The investment objective and policies of each Fund;
·	The composition of each Fund’s portfolio and the ability of shareholders of The Jamestown Balanced Fund to obtain fixed-income exposure from investments other than The Jamestown Balanced Fund;
·	The investment personnel, expertise and resources of LB&C;
·	The fact that the Reorganization will provide continuity in the investment process for shareholders of The Jamestown Balanced Fund because LB&C is also the investment adviser for The Jamestown Equity Fund;
·	The fact that LB&C will bear all of the expenses incurred by The Jamestown Balanced Fund and The Jamestown Equity Fund in connection with the Reorganization;
·	The potential benefits to shareholders, including operating efficiencies that may be achieved from the Reorganization;
·	The fact that The Jamestown Equity Fund will assume all of the known liabilities of The Jamestown Balanced Fund;
·	The fact that the Reorganization is expected to be a tax-free transaction for Federal income tax purposes; and
·	The fact that shareholders of The Jamestown Balanced Fund will continue to have the ability to redeem their shares prior to the Reorganization.

After reviewing the foregoing factors, the Trustees of the Trust, in their business judgment, determined that the Reorganization is in the best interests of The Jamestown Balanced Fund’s shareholders. The Trustees of the Trust have also approved the Agreement and Plan of Reorganization on behalf of The Jamestown Equity Fund. A vote of shareholders of The Jamestown Equity Fund is not needed to approve the Reorganization.

U.S. Federal Income Tax Consequences

The Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes. Sullivan & Worcester LLP, counsel to the Trust, will deliver to The Jamestown Equity Fund and The Jamestown Balanced Fund an opinion, and the closing of the Reorganization will be conditioned on receipt of such an opinion, substantially to the effect that, while the matter is not entirely free from doubt, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, for U.S. federal income tax purposes:

·	The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and The Jamestown Balanced Fund and The Jamestown Equity Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

·	Under Code Section 361, no gain or loss will be recognized by The Jamestown Balanced Fund (i) upon the transfer of its assets to The Jamestown Equity Fund in exchange for shares of The Jamestown Equity Fund and the assumption by The Jamestown Equity Fund of the known liabilities of The Jamestown Balanced Fund or (ii) upon the distribution of shares of The Jamestown Equity Fund by The Jamestown Balanced Fund to its shareholders in liquidation;

·	Under Code Section 354, no gain or loss will be recognized by shareholders of The Jamestown Balanced Fund upon the exchange of all of their Fund shares for shares of The Jamestown Equity Fund in the Reorganization;

·	Under Code Section 358, the aggregate tax basis of shares of The Jamestown Equity Fund to be received by each Jamestown Balanced Fund shareholder in exchange for his or her Fund shares in the Reorganization will be the same as the aggregate tax basis of The Jamestown Balanced Fund shares exchanged therefor;

·	Under Section 1223(1) of the Code, The Jamestown Balanced Fund shareholder’s holding period for shares of The Jamestown Equity Fund to be received pursuant to the Reorganization will be determined by including the holding period for The Jamestown Balanced Fund shares exchanged therefor, provided that the shareholder held those Fund shares as a capital asset on the date of the exchange;

·	Under Code Section 1032, no gain or loss will be recognized by The Jamestown Equity Fund upon receipt of the assets of The Jamestown Balanced Fund pursuant to the Reorganization in exchange for the assumption by The Jamestown Equity Fund of the known liabilities of The Jamestown Balanced Fund and issuance of shares of The Jamestown Equity Fund;

·	Under Code Section 362(b), the tax basis of the assets that The Jamestown Equity Fund acquires from The Jamestown Balanced Fund in the Reorganization will be the same as The Jamestown Balanced Fund’s tax basis of such assets immediately prior to such transfer;

·	Under Code Section 1223(2), the holding period for the assets that The Jamestown Equity Fund receives from The Jamestown Balanced Fund in the Reorganization will include the periods during which such assets were held by The Jamestown Balanced Fund; and

·	The Jamestown Equity Fund will succeed to and take into account all items of The Jamestown Balanced Fund described in Code Section 381(c) subject to the conditions and limitations specified in Code Sections 381, 382, 383, and 384 and the Treasury regulations thereunder.

The Sullivan & Worcester LLP opinion will be based on certain factual certifications made by officers of the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service (“IRS”) or a court would agree with Sullivan & Worcester’s opinion. An opinion of counsel is not binding upon the IRS or the courts. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of The Jamestown Balanced Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Jamestown Balanced Fund shares and the fair market value of the shares of The Jamestown Equity Fund he or she received in the Reorganization.

Although the Reorganization is expected to be tax-free for shareholders, The Jamestown Balanced Fund may make one or more distributions to shareholders prior to the closing of the Reorganization. Any such distribution generally will be taxable to shareholders as ordinary income or a capital gain.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S., and other tax laws.

V.	OTHER INFORMATION

Form of Organization. The Trust is an open-end management investment company registered with the SEC under the 1940 Act that continuously offers shares to the public. The Trust is organized as a Massachusetts business trust and is governed by its Agreement and Declaration of Trust, as amended, and its By-laws under applicable Massachusetts and federal laws. The Trust currently consists of twelve series, including the Funds. Each of The Jamestown Balanced Fund and The Jamestown Equity Fund is classified as a diversified fund.

Service Providers. The following table identifies certain of the service providers for the Funds, prior to and following the proposed Reorganization. The address of the Distributor is 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246.

(Both Funds)
Distributor:	Ultimus Fund Distributors, LLC
Transfer Agent and Administrator:	Ultimus Fund Solutions, LLC
Custodian:	U.S. Bank, N.A.
Independent Registered Public Accountant:	_________

Financial Intermediary Compensation. If you purchase The Jamestown Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example shown under “How do the Fees and Expenses of The Jamestown Equity Fund compare to those of The Jamestown Balanced Fund, and what are they estimated to be following the Reorganization?” affect each Fund’s performance. During the fiscal year ended March 31, 2015, the portfolio turnover rate was 25% for The Jamestown Balanced Fund and 29% for The Jamestown Equity Fund. The portfolio turnover rate of The Jamestown Equity Fund is not expected to exceed 100% annually.

Existing and Pro Forma Capitalization. The following table shows on an unaudited basis as of March 31, 2015: (i) the capitalization of The Jamestown Balanced Fund and The Jamestown Equity Fund and (ii) on an unaudited basis as of March 31, 2016, the pro forma capitalization of The Jamestown Equity Fund, as adjusted giving effect to the proposed Reorganization.

	The Jamestown Balanced Fund	The Jamestown Equity Fund	Pro Forma Adjustments	The Jamestown Equity Fund Pro Forma Combined*
Net asset value	$ 18,254,172	$ 29,595,936		$47,850,108
Shares outstanding	1,245,675	1,351,050	(412,532)	2,184,193
Net asset value per share	$ 14.65	$ 21.91		$ 21.91

*	Assumes the Reorganization was consummated on July 28, 2015 and is for information purposes only.

The capitalization of The Jamestown Balanced Fund, and consequently the pro forma capitalization of The Jamestown Equity Fund, is likely to be different at the effective time of the Reorganization as a result of market movements and daily share purchase and redemption activity, as well as the effects of other ongoing operations of The Jamestown Balanced Fund prior to the completion of the Reorganization.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS OF THE JAMESTOWN BALANCED FUND APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

VI.	VOTING INFORMATION

Record Date. The Board of Trustees of Trust has fixed the close of business on June 12, 2015 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof.

As of the Record Date, the number of outstanding shares of The Jamestown Balanced Fund entitled to vote was ___________. All full shares are entitled to one vote, with proportional voting for fractional shares.

5% Shareholders. As of the Record Date, the Trustees and officers of the Trust owned ___% of the outstanding shares of The Jamestown Balanced Fund. As of the Record Date, the following shareholders owned of record five percent or more of The Jamestown Balanced Fund.

 [Insert 5% Shareholders]

Required Vote for the Proposal

Quorum; Adjournments. A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of The Jamestown Balanced Fund entitled to vote is necessary to constitute a quorum at the Meeting. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If the Meeting is called to order but a quorum is not present at the Meeting, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present at the Meeting but sufficient votes to approve the Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of the Reorganization in favor of such an adjournment as to the Reorganization and will vote those proxies received that voted against the Reorganization against any such adjournment.

The vote of a majority of the outstanding shares of the Jamestown Balanced Fund entitled to vote is required to approve the Reorganization.

Abstentions and “broker non-votes” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to the Reorganization. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, abstentions and “broker non-votes” will effectively be a vote against the Reorganization, for which the required vote is a percentage of the outstanding voting shares and will have no effect on a vote for adjournment.

The Trustees of the Trust intend to vote all of their shares in favor of the Reorganization. If shareholders of The Jamestown Balanced Fund do not approve the Reorganization, the Board of Trustees of the Trust may consider possible alternative arrangements in the best interests of The Jamestown Balanced Fund and its shareholders.

Voting Process. Shareholders can vote in either of the following ways:

·	By mail, by filling out and returning the enclosed proxy card;

·	By automated telephone service (call the toll-free number listed on your proxy card);

·	By voting through the Internet (at the address listed on your proxy card); or

·	In person at the Meeting.

The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Trust, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer’s name must exactly match the name that appears on the card.

Costs of Reorganization. The Funds will not bear the costs of the Reorganization. LB&C has agreed to pay all costs and expenses in connection with the Reorganization, which include the cost of preparing, printing and mailing this Prospectus/Proxy Statement and all other costs in connection with the Reorganization.

The Trust has retained _______________________ to solicit proxies for the Meeting. ____________ is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting broker-dealer firms, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $_________ and will be paid by LB&C.

Other Business. The Meeting has been called to transact any business that properly comes before it. The only business that management of The Jamestown Balanced Fund intends to present or knows that others will present is the Proposal to approve the Agreement and Plan of Reorganization. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.
VII.	FINANCIAL STATEMENTS AND EXPERTS

The Annual Report to Shareholders of the Trust relating to The Jamestown Funds for the year ended March 31, 2015, including the financial statements and financial highlights for periods indicated therein, audited by ___________, independent registered public accounting firm, has been incorporated by reference herein in reliance on their report given on the authority of said firm as experts in accounting and auditing.

VIII.	LEGAL MATTERS

Certain legal matters concerning the issuance of shares of The Jamestown Equity Fund will be passed upon by Sullivan & Worcester LLP, counsel to the Trust.

IX.	INFORMATION FILED WITH THE SEC

Additional information about The Jamestown Equity Fund is included in the Statement of Additional Information dated _____________, 2015, relating to this Prospectus/Proxy Statement, which has been filed with the SEC under the Securities Act of 1933. A copy of the Statement of Additional Information relating to this Prospectus/Proxy Statement may be obtained without charge by calling 1-866-738-1126.

Proxy material, reports, proxy and information statements, registration statements and other information filed by the Trust can be inspected and copied (for a duplication fee) at the SEC’s public reference facilities located at 100 F Street, N.E., Washington, D.C. 20549, or at the SEC’s Midwest Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604). You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 or by calling 1-202-551-8090. You may also access reports and other information about the Fund on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

APPENDIX A: AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ___ day of __________, 2015, by and among Williamsburg Investment Trust, a Massachusetts business trust, with its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 44246 (the “Trust”), with respect to The Jamestown Equity Fund (the “Acquiring Fund”), and the Trust with respect to The Jamestown Balanced Fund (the “Acquired Fund”), and Lowe, Brockenbrough & Company, a Virginia corporation with its principal place of business at 1820 Bayberry Court, Richmond, Virginia 23226 (for purposes of Sections 8.4 and 11.2 of the Agreement only).

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of the regulations under Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended. The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Acquired Fund in exchange solely for shares of beneficial interest, having a par value of one cent ($0.01) per share, of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the known liabilities of the Acquired Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquiring Fund is a separate series of the Trust, an open-end, registered investment company of the management type under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Acquired Fund is a separate series of the Trust, an open-end, registered investment company of the management type under the 1940 Act and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquired Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

WHEREAS, the Trustees of the Trust have determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Trustees of the Trust have determined that the Acquired Fund should exchange all of its assets and known liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF ACQUIRED FUND KNOWN LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Acquired Fund’s assets (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the known liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date thereof. The Acquired Fund hereby represents that as of the date of the execution of this Agreement there have been no material changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Acquired Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund’s investment objectives, policies, and restrictions and the Acquired Fund will dispose of its fixed income securities and any other such securities prior to the Closing Date. The Acquired Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. If it is determined that the Acquired Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any investments or securities if, in the reasonable judgment of the Acquired Fund, such disposition would violate the Acquired Fund’s fiduciary duty to its shareholders.

1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Acquired Fund’s known liabilities and obligations reflected in the Acquired Fund’s net asset value as of the Closing Date.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”),

(a) the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund’s shareholders of record, determined as of the close of business on the Valuation Date, hereinafter referred to (the “Acquired Fund Shareholders”), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement which will be distributed to shareholders of the Acquired Fund as described in paragraph 4.1(o).

1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

1.8 TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to terminate the Acquired Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II
VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”) and the Acquired Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information.

2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Acquired Fund’s assets shall be determined by multiplying the outstanding shares of the Acquired Fund by the ratio computed by dividing the net asset value per share of the Acquired Fund by the net asset value per share of the Acquiring Fund on the Valuation Date, determined in accordance with paragraph 2.2. Shares of the Acquiring Fund will be issued for shares of the Acquired Fund.

2.4 DETERMINATION OF VALUE. All computations of value of the Acquiring Fund shall be made by Ultimus Fund Solutions, LLC, the administrator of the Acquiring Fund and the Acquired Fund, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund and the Acquired Fund.

ARTICLE III
CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The closing of the Reorganization (the “Closing”) shall take place on or about _________________, 2015 or such other date as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of ____ a.m. Eastern Time at the offices of Ultimus Fund Solutions, LLC, or at such other time and/or place as the parties may agree.

3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3 TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a) The Acquired Fund is a separate investment series of the Trust, a business trust duly organized, validly existing, and in good standing under the laws of Massachusetts.

(b) The Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect.

(c) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquired Fund is not, and the execution, delivery, and performance of this Agreement will not result, in violation of any material provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

(f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g) The audited financial statements of the Acquired Fund at March 31, 2015 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein.

(h) Since March 31, 2015, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted in writing by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(i) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j) For each fiscal year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

(k) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

(l) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed in writing to the Acquiring Fund and accepted in writing by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund and, subject to approval by the Acquired Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto, to the best of the Acquired Fund’s knowledge.

(o) The Acquired Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a Prospectus/Proxy Statement, in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act. The Prospectus/Proxy Statement (other than information therein that relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Fund is a separate investment series of the Trust, a business trust duly organized, validly existing and in good standing under the laws of Massachusetts.

(b) The Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d) Except as otherwise disclosed in writing to the Acquired Fund and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e) The audited financial statements of the Acquiring Fund at March 31, 2015 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

(f) Since March 31, 2015, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted in writing by the Acquired Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(g) For each fiscal year of its operations, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company” and has distributed in each such year all net investment income and realized capital gains.

(h) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(i) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(j) The Acquiring Fund shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

(k) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

(l) The Prospectus/Proxy Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(m) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V
COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and that the Acquired Fund will sell its fixed income securities as contemplated by Section 1.2 and will declare and pay dividends as contemplated by Section 8.4.

5.2 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.4 SHAREHOLDER MEETING. The Trust will call a meeting of the shareholders of the Acquired Fund to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by the President or Vice President of the Acquiring Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date and the Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the President or Vice President of the Acquired Fund, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust.

ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust’s Agreement and Declaration of Trust and By-laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Acquiring Fund Shareholders all of the Acquired Fund’s investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

8.5 The Trust shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that, while the matter is not entirely free from doubt, for federal income tax purposes:

(a) The transfer of all of the Acquired Fund assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund followed by the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

(c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund;

(d) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares for the Acquiring Fund Shares in liquidation of the Acquired Fund;

(e) The aggregate tax basis for the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such Shareholder immediately prior to the Closing, and the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such Shareholder (provided the Acquired Fund shares were held as capital assets on the date of the Closing).

(f) The tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Closing, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

(g) The Acquiring Fund will succeed to and take into account all items of the Acquired Fund described in Code Section 381(c) subject to the conditions and limitations specified in Code Sections 381, 382, 383 and 384 and the Treasury regulations thereunder.

ARTICLE IX
EXPENSES

9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Acquired Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Lowe, Brockenbrough & Co., Inc., the investment adviser to the Acquired Fund and the Acquiring Fund. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) postage; (d) printing; (e) accounting fees; (f) legal fees; and (g) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquired Fund shall pay its own federal and state registration fees.

9.2 The Acquiring Fund and the Acquired Fund represent and warrant that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses incurred in connection with the purchase and sale of portfolio securities in connection with the Reorganization.

ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein as to the subject matter of this Agreement and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI
TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days of notice thereof; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met in all material respects.

11.2 In the event of any such termination, in the absence of gross negligence or willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the Trust or its Trustees or officers, to the other party, and LB&C shall bear the expenses incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.
ARTICLE XII
AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust; provided, however, that following the meeting of shareholders of the Acquired Fund pursuant to paragraph 5.4 of this Agreement, no such amendment may have the effect of changing the provision for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholder under this Agreement to the detriment of such Acquired Fund Shareholders without their further approval.

ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of law’s provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

13.5 With respect to the Trust, the name used herein refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Massachusetts, which are hereby referred to and are also on file at the principal offices of the Trust. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the trust property, and all persons dealing with the Acquired Fund and the Acquiring Fund must look solely to the trust property belonging to the Acquired Fund and the Acquiring Fund for the enforcement of any claims against the Acquired Fund and the Acquiring Fund, respectively. The Jamestown Balanced Fund and The Jamestown Equity Fund are each investment series of the Trust and the parties acknowledge and agree that all acknowledgements, agreements, representations and warranties made by the Funds in this Agreement are made by the Trust on behalf of the Funds.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

Williamsburg Investment Trust, on behalf of The Jamestown Balanced Fund

BY:
Name:
Title:

Williamsburg Investment Trust, on behalf of The Jamestown Equity Fund

BY:
Name:
Title:

Lowe, Brockenbrough & Company

BY:
Name:
Title:

(As to Sections 8.4 and 11.2 only)

APPENDIX B: PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS

The Jamestown Equity Fund and The Jamestown Balanced Fund

Each Fund’s equity securities consists primarily of common stocks in a variety of companies, industries and economic sectors. In selecting equity securities for the Funds, LB&C seeks financially strong, relatively large companies that offer above average earnings and relatively modest valuations. LB&C uses a multi-factor screening process within a defined universe comprised of the stocks in the S&P 500 Index and the 50 largest capitalization stocks in the S&P 400 MidCap Index. The process emphasizes securities with the most compelling earnings and valuation profiles based upon a variety of characteristics, including earnings momentum, earnings volatility, earnings estimate revisions, earnings surprises and price/earnings ratios.

Each Fund may also invest a portion of its assets in other equity securities, including exchange- traded funds (“ETFs”), preferred stocks, convertible preferred stocks and convertible bonds that are rated at the time of purchase in the four highest grades assigned by a nationally recognized rating agency, or unrated securities determined by LB&C to be of comparable quality. The Funds may invest in shares of ETFs if LB&C believes it is advisable to adjust the Funds’ exposure to the broad market or to industry sectors without purchasing a large number of individual securities. Such ETFs will typically hold a portfolio of securities designed to track the performance of a particular index or market sector.

An equity security may be sold when it no longer meets LB&C’s investment criteria, when there are more attractive investment opportunities, or when the fundamentals of the issuer’s business or general market conditions have changed

The Jamestown Equity Fund

The Jamestown Equity Fund seeks to achieve its objective by investing in a diversified portfolio composed primarily of domestic equity securities. Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities.

The Jamestown Balanced Fund

The Jamestown Balanced Fund attempts to take advantage of the long-term capital growth and income opportunities available in the securities markets by investing primarily in a portfolio of domestic equity and fixed income securities. The percentage of assets invested in equity and fixed income securities will vary from time to time depending upon LB&C’s judgment of general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. LB&C considers the investment goals of capital protection and low volatility when adjusting the Fund’s portfolio allocation between equity securities and fixed income securities. LB&C believes that, by utilizing these investment policies, the Fund’s net asset value may not rise as rapidly as the stock market (as represented by the S&P 500 Index) during rising market cycles, but would not suffer as great a decline as the S&P 500 Index during declining market cycles.

Equity securities are acquired for capital appreciation or a combination of capital appreciation and income, while fixed income securities are acquired for income and secondarily for capital appreciation. In making determinations of how to allocate the Fund’s portfolio between equity and fixed income securities, LB&C uses a proprietary model that looks at the valuation of equity securities in absolute terms and relative to fixed income yields, interest rates, inflation, economic growth and sentiment measures. The allocation among equity and fixed income securities will normally range from a minimum of 25% to a maximum of 75% of the Fund’s net assets.

Fixed Income Securities. The Fund’s fixed income securities will include corporate debt obligations, U.S. Government securities, mortgage-related securities and other asset-backed securities. Corporate debt obligations will consist of “investment grade” securities rated in one of the four highest rating categories by any of the nationally recognized rating agencies or, if not so rated, will be of equivalent quality in the opinion of LB&C. U.S. Government securities include direct obligations of the U.S. Treasury and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S.Government, including those subject to repurchase agreements. Securities issued by agencies of the U.S. Government may include direct pass-through “certificates” representing undivided ownership interests in pools of mortgages.
The average maturity of the fixed income portion of the Fund’s portfolio will typically vary from 3 to 12 years. The average maturity of the portfolio will be shifted to reflect LB&C’s assessment of changes in credit conditions, international currency markets, economic conditions, fiscal policy, monetary policy and political climate. A fixed income security may be sold due to changes in market conditions, interest rates, fiscal policies or LB&C’s market outlook.

APPENDIX C: PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The Jamestown Equity Fund and The Jamestown Balanced Fund

Neither Fund is intended to be a complete investment program and there can be no assurance that either Fund will achieve its investment objectives(s). LB&C’s method of security selection may not be successful and a Fund may underperform the stock market as a whole. A Fund’s portfolio securities may not appreciate in value as expected. As with any mutual fund investment, there is a risk that you could lose money by investing in the Funds.

Stock Market Risk. The return on and value of an investment in the Funds will fluctuate in response to stock market movements. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control the Adviser. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Large Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

ETF Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. An ETF is also subject to the risks of the underlying securities it holds or sectors that the ETF is designed to track. When the Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF, in addition to the Fund’s direct fees and expenses.

Credit Risk. Preferred stocks and bonds rated in the fourth highest category by a nationally recognized rating agency have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities.

The Jamestown Balanced Fund

Fixed Income Risk. The value of the fixed income securities held by The Jamestown Balanced Fund will fluctuate based on a variety of factors, including: interest rates, general bond market conditions, the maturity of the security and the creditworthiness of an issuer. Fixed income securities may be sensitive to political development and economic uncertainty. Recent events in the fixed income markets and the potential impact of tapering the U.S. Treasury’s quantitative easing program may elevate the risk of volatility in the price and yields of certain fixed income securities.

•	Interest Rate Risk. The value of the Fund’s fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Generally when interest rates rise, the value of the Fund’s fixed income securities can be expected to decline. A low interest rate environment may increase the Fund’s exposure to risks associated with rising interest rates, particularly for securities with longer maturities.

•	Maturity Risk. The value of the Fund’s fixed income securities is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

•	Credit Risk. The value of the Fund’s fixed income securities is also dependent on the creditworthiness of the issuer. A deterioration in the financial condition of an issuer, or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due. Corporate debt obligations rated in the fourth highest category by a nationally recognized rating agency have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities.

While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government securities held by the Fund or to the Fund’s shares.

•	Mortgage-Related Securities Risk. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment or principal.

•	Risks Associated with Credit Ratings. A rating by a nationally recognized rating agency represents the agency’s opinion as to the credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings of nationally recognized rating agencies present an inherent conflict of interest because such agencies are paid by the entities whose securities they rate. The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movements in the overall financial markets or changes in the level of interest rates). In addition, ratings may not be revised promptly to reflect developments in the issuer’s financial condition.

•	Liquidity Risk. Liquidity risk is the risk that a security could not be sold at an advantageous time or price due to a security downgrade or adverse conditions within the fixed income market.

•	Management and Investment Style Risk. The investment results of the Fund depend upon the ability of the Adviser to correctly anticipate the relative performance of equity securities and fixed income securities of varying maturities. There can be no assurance that the Adviser will be successful in actively allocating the Fund’s investments. The Fund may not achieve the degree of capital appreciation that a portfolio investing solely in equity securities might achieve and may be subject to greater volatility than a portfolio investing solely in fixed income securities.

WILLIAMSBURG INVESTMENT TRUST

STATEMENT OF ADDITIONAL INFORMATION

The Jamestown Balanced Fund (JAMBX)

The Jamestown Equity Fund (JAMEX)

______________________, 2015

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of The Jamestown Balanced Fund (the “Acquired Fund”), with and into The Jamestown Equity Fund (the “Acquiring Fund”), each a series of Williamsburg Investment Trust (the “Trust”).

This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated ________, 2015 (the “Prospectus/Proxy Statement”) of the Acquiring Fund which relates to the Reorganization. As described in the Prospectus/Proxy Statement, the Reorganization would involve the transfer of all of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the known liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is available upon request and without charge by contacting the Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 or by calling 866-738-1126.

TABLE OF CONTENTS

Page
Additional Information About the Acquiring Fund	2
Financial Statements	2
A. Incorporation by Reference1	2
B. Unaudited Pro Forma Combined Financial Statements	3
1

I.	Additional Information about the Acquiring Fund

This SAI is accompanied by the information concerning the Acquiring Fund and the Acquired Fund in the Statement of Additional Information for the Funds dated August 1, 2014, which was filed electronically with the SEC and is incorporated by reference herein.

II.	Financial Statements

A.	Incorporation by Reference

This SAI is accompanied by each of the following documents, each of which was filed electronically with the SEC and is incorporated by reference herein:

1.	Audited financial statements, including any notes thereto, and the Independent Registered Public Accounting Firm’s report thereon, relating to the Acquired Fund and the Acquiring Fund, which are included in the Trust’s Annual Report for the year ended March 31, 2015, [to be filed with the SEC on Form N-CSR].

2.	Unaudited financial statements, including any notes thereto, relating to the Acquired Fund and the Acquiring Fund, which are included in the Trust’s Semiannual Report for the six-month period ended September 30, 2014, as filed with the SEC on December 9, 2014 on Form N-CSR.

B.	Unaudited Pro Forma Combined Financial Statements

Unaudited pro forma combined financial statements for the Acquiring Fund relating to the Reorganization, dated _________, 2015, assuming the Reorganization had been consummated on July 28, 2015, including notes to such pro forma financial statements, are set forth below. The following pro forma combined financial statements should be read in conjunction with the separate financial statements of the Acquiring Fund contained within the Annual Report and Semiannual Report referred to in the preceding section.
2

Jamestown Equity Fund / Jamestown Balanced Fund
Pro Forma Combined Schedule of Investments
March 31, 2015 (Unaudited)

Jamestown Equity Fund	Jamestown Balanced Fund	Pro Forma Combined		Jamestown Equity Fund	Jamestown Balanced Fund	Pro Forma Combined
Number of Shares	Number of Shares	Number of Shares		Market Value	Market Value	Market Value
			COMMON STOCKS - 82.7%

			Consumer Discretionary - 12.6%
10,000	4,500	14,500	Comcast Corporation - Class A	$564,700	$254,115	$818,815
5,650	2,400	8,050	Dollar Tree, Inc. (a)	458,470	194,748	653,218
11,800	5,200	17,000	Johnson Controls, Inc.	595,192	262,288	857,480
12,800	5,350	18,150	Lennar Corporation - Class A	663,168	277,183	940,351
8,500	4,000	12,500	Macy's, Inc.	551,735	259,640	811,375
255	125	380	Priceline Group, Inc. (The) (a)	296,858	145,519	442,377
5,900	2,450	8,350	Royal Caribbean Cruises Ltd.	482,915	200,533	683,448
8,300	3,800	12,100	TJX Companies, Inc. (The)	581,415	266,190	847,605
				4,194,453	1,860,216	6,054,669
			Consumer Staples - 5.4%
6,000	2,400	8,400	Archer-Daniels-Midland Company	284,400	113,760	398,160
7,250	3,100	10,350	CVS Health Corporation	748,272	319,951	1,068,223
4,700	2,100	6,800	PepsiCo, Inc.	449,414	200,802	650,216
3,800	1,700	5,500	Procter & Gamble Company (The)	311,372	139,298	450,670
				1,793,458	773,811	2,567,269
			Energy - 4.9%
4,700	2,030	6,730	Chevron Corporation	493,406	213,109	706,515
7,150	3,000	10,150	Hess Corporation	485,271	203,610	688,881
15,400	6,600	22,000	Marathon Oil Corporation	402,094	172,326	574,420
17,600	7,700	25,300	Noble Corporation plc	251,328	109,956	361,284
				1,632,099	699,001	2,331,100
			Financials - 13.7%
4,800	2,000	6,800	Ameriprise Financial, Inc.	628,032	261,680	889,712
9,000	4,000	13,000	Discover Financial Services	507,150	225,400	732,550
14,500	6,000	20,500	Invesco Ltd.	575,505	238,140	813,645
11,000	5,000	16,000	JPMorgan Chase & Company	666,380	302,900	969,280
10,400	4,600	15,000	MetLife, Inc.	525,720	232,530	758,250
15,500	6,450	21,950	Morgan Stanley	553,195	230,200	783,395
6,000	2,700	8,700	PNC Financial Services Group, Inc. (The)	559,440	251,748	811,188
10,800	4,700	15,500	Principal Financial Group, Inc.	554,796	241,439	796,235
				4,570,218	1,984,037	6,554,255
			Health Care - 15.7%
6,600	3,000	9,600	Abbott Laboratories	305,778	138,990	444,768
5,500	2,250	7,750	AbbVie, Inc.	321,970	131,715	453,685
2,780	1,200	3,980	Actavis plc (a)	827,384	357,144	1,184,528
6,300	2,500	8,800	Aetna, Inc.	671,139	266,325	937,464
8,600	3,000	11,600	AmerisourceBergen Corporation	977,562	341,010	1,318,572
3,450	1,500	4,950	Amgen, Inc.	551,482	239,775	791,257
2,800	1,300	4,100	McKesson Corporation	633,360	294,060	927,420
4,300	1,875	6,175	Thermo Fisher Scientific, Inc.	577,662	251,887	829,549
3,600	1,600	5,200	UnitedHealth Group, Inc.	425,844	189,264	615,108
				5,292,181	2,210,170	7,502,351
			Industrials - 13.1%
4,300	1,800	6,100	Dover Corporation	297,216	124,416	421,632
7,750	3,450	11,200	Eaton Corporation plc	526,535	234,393	760,928
3,400	1,500	4,900	FedEx Corporation	562,530	248,175	810,705
27,600	11,850	39,450	General Electric Company	684,756	293,999	978,755
13,300	5,600	18,900	Nielsen Holdings N.V.	592,781	249,592	842,373
5,300	2,200	7,500	Norfolk Southern Corporation	545,476	226,424	771,900
6,500	2,700	9,200	Ryder System, Inc.	616,785	256,203	872,988
4,800	2,000	6,800	United Technologies Corporation	562,560	234,400	796,960
				4,388,639	1,867,602	6,256,241
			Information Technology - 16.1%
12,200	5,200	17,400	Apple, Inc.	1,518,046	647,036	2,165,082
21,000	9,000	30,000	Cisco Systems, Inc.	578,025	247,725	825,750
19,000	8,500	27,500	EMC Corporation	485,640	217,260	702,900
700	300	1,000	Google, Inc. - Class A (a)	388,290	166,410	554,700
700	325	1,025	Google, Inc. - Class C (a)	383,600	178,100	561,700
8,000	3,000	11,000	Microsoft Corporation	325,240	121,965	447,205
13,500	5,850	19,350	Oracle Corporation	582,525	252,428	834,953
7,700	3,300	11,000	QUALCOMM, Inc.	533,918	228,822	762,740
8,400	3,800	12,200	TE Connectivity Ltd.	601,608	272,156	873,764
				5,396,892	2,331,902	7,728,794
			Materials - 1.2%
4,500	1,900	6,400	LyondellBasell Industries N.V. - Class A	395,100	166,820	561,920

			Total Common Stocks	$27,663,040	$11,893,559	$39,556,599

3

			EXCHANGE-TRADED FUNDS - 1.7%

12,000	5,200	17,200	Consumer Staples Select SPDR® Fund	$584,880	$253,448	$838,328

			Total Investments at Value - 84.4%	$28,247,920	$12,147,007	$40,394,927

			Other Assets in Excess of Liabilities - 15.6%	1,348,016	6,107,165	7,455,181

			Net Assets - 100.0%	$29,595,936	$18,254,172	$47,850,108

(a)	Non-income producing security
See accompanying notes to financial statements.
4

The Jamestown Equity Fund / The Jamestown Balanced Fund
Pro Forma Combined Statement of Assets and Liabilities
March 31, 2015 (Unaudited)

	Jamestown Equity Fund	Jamestown Balanced Fund	Adjustments		Pro Forma Combined
ASSETS
Investments in securities:
At acquisition cost	$16,150,080	$11,997,429	$(5,125,519)	(b)	$23,021,990
At value (Note 3)	$28,247,920	$17,493,169	$(5,346,162)	(b)	$40,394,927
Cash	1,367,540	742,189	5,346,162	(b)	7,455,891
Interest and dividends receivable	23,256	61,902	-		85,158
Receivable for capital shares sold	3,873	100	-		3,973
Other assets	2,553	1,411	-		3,964
TOTAL ASSETS	29,645,142	18,298,771	-		47,943,913

LIABILITIES
Payable for capital shares redeemed	24,150	16,802	-		40,952
Distributions Payable	1,873	2,739	-		4,612
Payable to Adviser	16,440	7,801	-		24,241
Payable to Administrator	5,515	5,515	-		11,030
Other accrued expenses	1,228	11,742	-		12,970
TOTAL LIABILITIES	49,206	44,599	-		93,805

NET ASSETS	$29,595,936	$18,254,172	$-		$47,850,108

Net assets consist of:
Paid-in capital	$16,154,190	$12,490,729	$-		$28,644,919
Accumulated net investment income (loss)	971	(75,298)	-		(74,327)
Accumulated net realized gains from security transactions	1,342,935	343,001	220,643	(b)	1,906,579
Net unrealized appreciation on investments	12,097,840	5,495,740	(220,643)	(b)	17,372,937
NET ASSETS	$29,595,936	$18,254,172	$-		$47,850,108

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,351,050	1,245,675	(412,532)		2,184,193
Net asset value, offering price and redemption price per share (a)	$21.91	$14.65			$21.91

(a)	Redemption price may differ from the net asset value per share depending on the length of time held.
(b)	Reflects adjustments for fixed income securities that the Adviser intends to sell prior to the completion of the merger.

See accompanying notes to financial statements.
5

The Jamestown Equity Fund / The Jamestown Balanced Fund
Pro Forma Combined Statement of Operations
March 31, 2015 (Unaudited)

	Jamestown Equity Fund	Jamestown Balanced Fund	Adjustments		Pro Forma Combined

INVESTMENT INCOME
Dividends	$538,603	$229,675	$-		$768,278
Foreign withholding taxes on dividends	(499)	(210)			(709)
Interest	-	162,424	(162,424)		-
TOTAL INVESTMENT INCOME	$538,104	$391,889	$(162,424)		$767,569

EXPENSES
Investment advisory fees	198,253	119,941	-		318,194
Administration	60,000	60,000	(60,000)	(a)	60,000
Legal and audit fees	15,848	16,651	(16,960)	(b)	15,539
Trustees' fees and expenses	11,804	11,804	(9,893)	(b)	13,715
Compliance service fees	6,200	6,200	(6,200)	(b)	6,200
Pricing costs	1,152	7,515	(7,515)	(b)	1,152
Custody and bank service fees	7,332	5,211	-		12,543
Registration and filing fees	6,607	5,304	-		11,911
Account maintenance fees	5,419	2,029	-		7,448
Printing of shareholder reports	6,235	3,809	-		10,044
Other expenses	13,940	10,152	-		24,092
TOTAL EXPENSES	332,790	248,616	(100,568)		480,838
Less fees reduced by the Adviser	-	(11,243)	11,243		-
Expenses reimbursed through a directed brokerage arrangement	(12,000)	(6,000)	6,000		(12,000)
NET EXPENSES	320,790	231,373	(83,325)		468,838

NET INVESTMENT LOSS	217,314	160,516	(79,099)		298,731

REALIZED AND UNREALIZED GAINS
ON INVESTMENTS
Net realized gains on investments	3,030,039	1,260,743	-		4,290,782
Net realized gains from in-kind redemptions	-	350,159	-		350,159
Net change in unrealized depreciation on investments	(316,145)	(454,261)	-		(770,406)

NET REALIZED AND UNREALIZED GAINS
ON INVESTMENTS	2,713,894	1,156,641	-		3,870,535

NET INCREASE IN NET ASSETS
FROM OPERATIONS	$2,931,208	$1,317,157	$(79,099)		$4,169,266

(a)	Based on contract in effect for the surviving fund.
(b)	Decrease due to the elimination of duplicate expenses achieved by merging the funds.

See accompanying notes to financial statements.
6

Notes to Combining Pro Forma Financial Statements of
The Jamestown Equity Fund and The Jamestown Balanced Fund
March 31, 2015 (Unaudited)

1.	Description of the Fund

The Jamestown Equity Fund is a diversified series of Williamsburg Investment Trust organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company.

The investment objective of The Jamestown Equity Fund is to seek long-term growth of capital.

2.	Basis of Combination

The Jamestown Balanced Fund is a diversified series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust and registered under the Act. The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of The Jamestown Balanced Fund by The Jamestown Equity Fund as if such acquisition had taken place as of April 1, 2015. These statements have been derived from the books and records utilized in calculating daily net asset values at March 31, 2015.

On the pro forma Statement of Operations, certain combined expenses have been adjusted to reflect anticipated contractual changes.

Under the terms of the Agreement and Plan of Reorganization (the “Agreement”), the combination of The Jamestown Equity Fund and The Jamestown Balanced Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The reorganization involves the transfer of substantially all of the assets and known liabilities of The Jamestown Balanced Fund to The Jamestown Equity Fund in exchange for shares of The Jamestown Equity Fund, and the pro-rata distribution of such shares of The Jamestown Equity Fund to the shareholders of The Jamestown Balanced Fund, as provided by the Agreement. The Jamestown Equity Fund was determined to be the accounting survivor in the reorganization primarily because the fund composition of the combined fund is expected to be more like The Jamestown Equity Fund’s current fund composition as a result of the application of The Jamestown Equity Fund’s investment process after the reorganization. Consequently, The Jamestown Equity Fund’s performance track record more accurately reflects the results of the investment process that the combined fund will utilize after the reorganization. The investment objectives, policies and restrictions, the load structure, the expense ratio (including the contractual expense limitation) and the investment advisory fee of the combined fund will be those of The Jamestown Equity Fund.
7

Notes to Combining Pro Forma Financial Statements of
The Jamestown Equity Fund and The Jamestown Balanced Fund (Continued)
March 31, 2015 (Unaudited)

Lowe, Brockenbrough & Company, Inc. (the “Adviser”) is the investment advisor to The Jamestown Equity Fund. The Adviser, and specifically The Jamestown Equity Fund’s portfolio managers, will continue to advise the surviving fund. Following the acquisition, The Jamestown Equity Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities held in The Jamestown Balanced Fund will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

The reorganization is intended to qualify as a tax-free reorganization so that shareholders of The Jamestown Balanced Fund will not recognize any gain or loss through the exchange of shares in the reorganization.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of The Jamestown Equity Fund and The Jamestown Balanced Fund included in their annual report dated March 31, 2015.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of The Jamestown Balanced Fund by The Jamestown Equity Fund had taken place as of April 1, 2015.

3.	Securities Valuation

The Funds’ portfolio securities are each valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.

Fixed income securities are valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a price or the investment adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value using methods consistent with those established by and under the general supervision of the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.
8

Notes to Combining Pro Forma Financial Statements of
The Jamestown Equity Fund and The Jamestown Balanced Fund (Continued)
March 31, 2015 (Unaudited)

Accounting principles generally accepted in the United States of America (“GAAP”) establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•            Level 1 – quoted prices in active markets for identical securities
•            Level 2 – other significant observable inputs
•            Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level of the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value The Jamestown Equity Fund’s investments as of March 31, 2015 by security type:

	Level 1	Level 2	Level 3	Total
Common Stock	$39,556,599	$-	$-	$39,556,599
Exchange-Traded Funds	838,328	-	-	838,328
Total	$40,394,927	$-	$-	$40,394,927

See the Pro Forma Combined Schedule of Investments for a listing of the securities valued using Level 1. As of March 31, 2015, The Jamestown Equity Fund did not have any transfers in and out of any Level. There were no Level 3 securities or derivative instruments held by The Jamestown Equity Fund as of March 31, 2015. It is The Jamestown Equity Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.
9

Notes to Combining Pro Forma Financial Statements of
The Jamestown Equity Fund and The Jamestown Balanced Fund (Continued)
March 31, 2015 (Unaudited)

4.	Capital Shares

The pro forma net asset value per share assumes the issuance of shares of The Jamestown Equity Fund that would have been issued at March 31, 2015, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of The Jamestown Balanced Fund, as of March 31, 2015, divided by the net asset value per share of The Jamestown Equity Fund as of March 31, 2015. The pro forma number of shares outstanding for the combined fund consists of the following at March 31, 2015:

Shares of The Jamestown Equity Fund Pre-Combination March 31, 2015	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares Post-Combination March 31, 2015
1,351,050	833,143	2,184,193

5.	Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, The Jamestown Equity Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the provision available to certain investment companies, as defined in applicable sections of the Internal Revenue code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the Funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

6.	Merger Costs

The Adviser of the Funds will cover any expenses incurred in connection with the reorganization.
10

WILLIAMSBURG INVESTMENT TRUST

FORM N-14

PART C

OTHER INFORMATION

Item 15.	Indemnification

 Article VIII of the Registrant’s Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

SECTION 8.4 Indemnification of Trustees and Officers. Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such person’s heirs, executors, administrators or other legal representatives, as a “covered person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any covered person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such covered person may be or may have been involved as a party or otherwise or with which such covered person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such covered person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as “Disabling Conduct”). A determination that the covered person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such covered person was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative action against such covered person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that such covered person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as the quoted phrase is defined in Section 2(a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by any such covered person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the covered person shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and if (i) the covered person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full inquiry), that there is reason to believe that the covered person ultimately will be entitled to indemnification hereunder.
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SECTION 8.5 Compromise Payment. As to any matter disposed of by a compromise payment by any covered person referred to in Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (ii) shall not prevent the recovery from any covered person of any amount paid to such covered person in accordance with either of such clauses as indemnification if such covered person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such covered person’s action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such covered person’s office.

SECTION 8.6 Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any of the rights to which any such covered person may be entitled. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.
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The Registrant’s Investment Advisory Agreements provide for indemnification of each of the Advisors as follows:

8.(b) Indemnification of Advisor. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as “Disabling Conduct”). A determination that the Advisor is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by: (a) vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as the quoted phrase is defined in Section 2 (a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the “Independent Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Advisor shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification if the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor’s action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.
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The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

8. (c) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

The Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”) provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under the Agreement. Registrant will advance attorneys’ fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant and its Trustees and officers. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects its Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.
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Item 16.	Exhibits

1.	Agreement and Declaration of Trust - Incorporated herein by reference to Registration Statement on Form N-1A

2.	By-Laws of Registrant - Incorporated herein by reference to Registration Statement on Form N-1A

3.	Voting Trust Agreement - Not Applicable

4.	Agreement and Plan of Reorganization – Contained in Exhibit A to the Prospectus/Proxy Statement in Part A of this Registration Statement

5.	Instruments defining the rights of holders of the securities being registered - See Exhibits 1 and 2

6.	Investment Advisory Agreements between Registrant and Lowe, Brockenbrough & Company, Inc.

(i)	Advisory Agreement for The Jamestown Equity Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 29 filed on August 1, 1997

(ii)	Advisory Agreement for The Jamestown Balanced Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 29 filed on August 1, 1997

7.	Distribution Agreement between Registrant and Ultimus Fund Distributors, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 54 filed on July 30, 2012

8.	Bonus, profit sharing, pension or similar contracts - Not Applicable

9.	Custody Agreement between Registrant and US Bank, N.A. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 26 filed on August 1, 1996 and Post-Effective Amendment No. 51 filed on July 29, 2011

10.	Rule 12b-1 Plan – Not Applicable

11.	Opinion and Consent of Counsel as to the legality of the shares being registered – Filed herewith

12.	Opinion and Consent of Counsel as to tax matters (to be filed by amendment)

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13.	Other Material Contracts

(i) Mutual Fund Services Agreement with Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 58 filed on July 29, 2014

(ii) Compliance Consulting Agreement with Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 58 filed on July 29, 2014

14.	Consent of Independent Accountants (to be filed by amendment)

15.	Financial Statements omitted pursuant to Item 14(a)(1) – None

16.	Powers of Attorney for John P. Ackerly, John T. Bruce, George K. Jennison, J. Finley Lee, Jr., Harris V. Morrissette and Elizabeth W. Robertson – filed herewith

17.	Additional Exhibits – None

Item 17.	Undertakings

1.	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145 (c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.	The undersigned registrant agrees to file a post-effective amendment to this registration statement which will include a tax opinion as required by Item 16.12.

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SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant in the City of Cincinnati and State of Ohio, on the 19th day of May, 2015.

WILLIAMSBURG INVESTMENT TRUST

By:	/s/ Tina H. Bloom
Tina H. Bloom
Secretary/Chief Compliance Officer

The term “Williamsburg Investment Trust” means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated July 18, 1988, as amended, a copy of which is on file with the Secretary of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Robert S. Harris*	Chairman of the Board/Trustee	May 19, 2015

/s/ Mark J. Seger	Treasurer	May 19, 2015
Mark J. Seger

John T. Bruce*	Trustee	By:	/s/ Tina H. Bloom
Tina H. Bloom
J. Finley Lee, Jr.*	Trustee	Attorney-in-fact*
May 19, 2015
Elizabeth W. Robertson*	Trustee

Harris V. Morrissette*	Trustee

John P. Ackerly, IV*	Trustee

George K. Jennison*	Trustee

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EXHIBIT INDEX

Exhibit Number	Title of Exhibit
11.	Opinion of Counsel as to the Legality of the Shares Being Registered
16.	Powers of Attorney - John T. Bruce, George K. Jennison, J. Finley Lee, Jr., Elizabeth W. Robertson, Harris V. Morrissette, Robert S. Harris and John P. Ackerly